UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2007

ACCURAY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace

Sunnyvale, California 94089

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 15, 2007, Accuray Incorporated (the “Company”) issued a press release announcing its financial results for the quarter ended December 30, 2006. The foregoing description is qualified in its entirety by reference to the Company’s press release dated March 15, 2007, titled “Accuray Incorporated Reports Second Quarter Fiscal 2007 Financial Results”, a copy of which is attached hereto as Exhibit 99.1. The information furnished herein and in the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any other filing with the Securities and Exchange Commission except as is expressly set forth by specific reference in such a filing.

Item 8.01.   Other Events.

On March 15, 2007, the Company issued a press release announcing its financial results for the quarter ended December 30, 2006. The foregoing description is qualified in its entirety by reference to the Company’s press release dated March 15, 2007, titled “Accuray Incorporated Reports Second Quarter Fiscal 2007 Financial Results”, a copy of which is attached hereto as Exhibit 99.1. The information furnished herein and in the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any other filing with the Securities and Exchange Commission except as is expressly set forth by specific reference in such a filing.

Forward-Looking Statements.  This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These statements relate to future events or our future financial performance.  In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of those terms and other comparable terminology. These statements reflect only management’s current expectations.  Important factors that could cause actual results to differ materially from the forward-looking statements we make or incorporate by reference in this report are set forth under the heading “Risk Factors” in the Company’s Registration Statement on Form S-1 (Reg. No. 333-138622), as may be updated from time to time by our filings other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits.

Number	Description
99.1	Press Release dated March 15, 2007 titled “Accuray Incorporated Reports Second Quarter Fiscal 2007 Financial Results”

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: March 15, 2007	By:	/s/ Robert E. McNamara
Robert E. McNamara
Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Number	Description
99.1	Press Release dated March 15, 2007 titled “Accuray Incorporated Reports Second Quarter Fiscal 2007 Financial Results.”